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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                           CLINICHEM DEVELOPMENT INC.
                          DEVELOPPEMENT CLINICHEM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               CANADA                                       N/A

  (STATE OR OTHER JURISDICTION OF           (I.R.S. EMPLOYER IDENTIFICATION NO.)
           INCORPORATION)

                         275 ARMAND-FRAPPIER BOULEVARD
                         LAVAL, QUEBEC, CANADA H7V 4A7
                                 (514) 681-1744

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(b) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL
INSTRUCTION A.(c), PLEASE CHECK THE FOLLOWING BOX.       [   ]

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(g) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL
INSTRUCTION A. (d), PLEASE CHECK THE FOLLOWING BOX.      [ x ]


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
                                      NONE

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
                      CLASS A COMMON SHARES, NO PAR VALUE
                                (TITLE OF CLASS)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to the section entitled "Description of CliniChem's Share Capital" contained on page 62 of the Prospectus filed with the Securities and Exchange Commission on May 6, 1998 as part of the Registrant s Amendment No. 3 to the Form F-1 Registration Statement (Registration No.
333-45871).

         The Registrant has filed an application to list the Class A Common
Shares on the NASDAQ Stock Market ("NASDAQ"). This Form 8-A is being filed to list the Class A Common Shares on NASDAQ.


ITEM 2.  EXHIBITS.

         The following exhibits are filed as a part of this registration statement.

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
 EXHIBIT
 NUMBER          DESCRIPTION OF EXHIBIT                                PAGE NO.
-----------  -----------------------------------   ------------------------------------------------
  2.1        Specimen of Class A Common Share      Incorporated by reference to Exhibit 4.1 to
             to be registered hereunder            Registrant s Amendment No. 3 to the Form F-1
                                                   Registration Statement filed May 6, 1998
                                                   (Registration No. 333-45871).

  2.2        Copies of constituent instruments     Incorporated by reference to the Registrant's By-
             defining the rights of the holders    Laws and the Registrant s Articles of Amendment
             of the security to be registered      filed as Exhibits 3.2 and 3.3 to Registrant s
             hereunder.                            Amendment No. 3 to the Form F-1 Registration
                                                   Statement filed May 6, 1998
                                                   (Registration No. 333-45871).



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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

 DATE:    May 27, 1998                       CLINICHEM DEVELOPMENT INC.


                                             By:/s/ Charles-A. Tessier
                                                -------------------------------
                                                  Charles-A. Tessier
                                                  General Counsel and Secretary



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